UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of
                           Report: February 22, 2007

                                   VYTA CORP
                                   ---------
             (Exact name of registrant as specified in its charter)


              Nevada                  33-19598-D           84-0992908
   -----------------------------    --------------    ----------------------
   (State or other jurisdiction      (Commission         (IRS Employer
         of incorporation)           File Number)     Identification Number)


               370 17th Street, Suite 3640, Denver, Colorado 80202
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               (Address of Principal Executive Offices) (Zip Code)


                                 (303) 592-1010
                                 --------------
               Registrant's telephone number, including area code


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION  5  -  CORPORATE  GOVERNANCE  AND  MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

   Resignation of Officer

     On February 21, 2007, Ms. Kristi J. Kampmann, the Chief Financial Officer of the Registrant, resigned as the Chief Financial Officer of Vyta Corp ("the Registrant"), effective February 28, 2007.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

     (C) EXHIBITS The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of
Item  601  of  Regulation  S-B.

   EXHIBIT NO.                      DESCRIPTION

      99.01     Letter  of  Resignation,  dated  February  21,  2007*


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*Filed  herewith


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        VYTA  CORP


                                        By:  /s/ Paul H. Metzinger
                                           -------------------------------------
                                           Paul H. Metzinger, President and
                                            Chief  Executive  Officer


                                        Date: February 22, 2007


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